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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2003


                          SIGNAL TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                    000-21770                  04-2758268
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)



222 ROSEWOOD DRIVE, DANVERS, MA                                   01923
(Address of Principal Executive Offices)                        (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 774-2281
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ITEM 5.  OTHER EVENTS

      On February 13, 2003, Signal Technology Corporation reported its financial results for the fourth quarter and year ended December 31, 2002. A copy of the press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     On February 10, 2003, James V. DiLorenzo formalized his resignation as President and Chief Operating Officer. Dr. DiLorenzo had become employed by Paratek Microwave in connection with Signal Technology's sale of its Wireless Semiconductor/Module business in November but had retained the right to return to Signal Technology under certain circumstances.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

               99.1 Press Release dated February 13, 2003.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNAL TECHNOLOGY CORPORATION



                                   By:/s/ Robert N. Nelsen
                                      -----------------------------------
                                      Robert N. Nelsen

                                      Title: Corporate Vice President and Chief
                                              Financial Officer

Date:  February 14, 2003



COMPANY PRESS RELEASE